SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 14, 2000



                             FIBERCORE, INC.
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          (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          Nevada                    000-21823                 87-0445729
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      (STATE OR OTHER        (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
        JURISDICTION OF                                   IDENTIFICATION NO.)
         INCORPORATION)


           253 Worcester Road, P.O. Box 180
                     Charlton, MA                                01507
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       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


                                 (508) 248-3900
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               Registrant's telephone number, including area code


                                 Not Applicable
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.     OTHER EVENTS.

            On August 14, 2000, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1.


EXHIBIT NUMBER    DESCRIPTION

Exhibit 99.1      Press Release of the Registrant, dated August 14, 2000.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                       FIBERCORE, INC.



                                       By: /s/ Steven Phillips
                                          --------------------------------------
                                          Name:   Steven Phillips
                                          Title:  Acting Chief Financial Officer

Date:  August 15, 2000